UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 29, 2015

HOUGHTON MIFFLIN HARCOURT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36166	27-1566372
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

222 Berkeley Street Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 351-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 29, 2015, Houghton Mifflin Harcourt Company, a Delaware corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the United States Securities and Exchange Commission to report the consummation of the acquisition (the “Acquisition”) (through its wholly owned subsidiary, Houghton Mifflin Harcourt Publishing Company, a Massachusetts corporation) of the assets comprising the Educational Technology and Services business (“EdTech”) of Scholastic Corporation, a Delaware corporation.

This Current Report Amendment No. 1 on Form 8-K/A amends Item 9.01 of the Original 8-K to present certain financial statements of EdTech and to present certain unaudited pro forma condensed combined financial statements of the Company in connection with the Acquisition.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited combined balance sheets of EdTech as of May 31, 2014 and 2013, and the related audited combined statements of income and comprehensive income, changes in owners’ equity, and cash flows for the fiscal years ended May 31, 2014 and 2013, together with the notes thereto and the independent auditors’ report thereon, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited combined balance sheets of EdTech as of February 28, 2015 and 2014 and the related unaudited combined statements of income and comprehensive income, changes in owners’ equity, and cash flows for the nine months ended February 28, 2015 and 2014, together with the notes thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2015 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and the three months ended March 31, 2015 are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d)	Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUGHTON MIFFLIN HARCOURT COMPANY

By:	/S/ William F. Bayers
	Name:	William F. Bayers
	Title:	Executive Vice President, General Counsel and Secretary

Dated: August 11, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Audited combined balance sheets of EdTech as of May 31, 2014 and 2013, and the related audited combined statements of income and comprehensive income, changes in owners’ equity, and cash flows for the fiscal years ended May 31, 2014 and 2013, together with the notes thereto and the independent auditors’ report thereon.

99.2	Unaudited combined balance sheets of EdTech as of February 28, 2015 and the related unaudited combined statements of income and comprehensive income, changes in owners’ equity, and cash flows for the nine months ended February 28, 2015 and 2014, together with the notes thereto.

99.3	Unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2015 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and the three months ended March 31, 2015.